                                                                EXHIBIT 10.11(a)

                       SECOND AMENDMENT TO LOAN AGREEMENT

      THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Second Amendment"), dated as of October 1, 2004, is between CITIZENS, INC., a Colorado corporation ("Borrower") and REGIONS BANK, an Alabama banking association ("Bank").

                                   BACKGROUND

      A. Borrower and Bank are parties to that certain Loan Agreement, dated as of March 22, 2004, as amended by that certain Letter Agreement Amendment, dated as of July 8, 2004 and that certain First Amendment to Loan Agreement, dated as of July 8, 2004 (the "Loan Agreement"). The terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement.

      B. Borrower and Bank desire to amend the Loan Agreement to provide for matters with respect to the acquisition by CICA of all of the issued and outstanding capital stock of Security Plan Life Insurance Company ("Security Plan"), a Louisiana insurance company (the "Security Plan Acquisition") with the proceeds of an Acquisition Advance.

      C. Borrower and Bank desire to amend the Security Agreement dated as of March 22, 2004, made by Borrower in favor of Bank, to reflect the issuance to Borrower of a Surplus Debenture.

      D. Bank hereby agrees to amend the Loan Agreement, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower and Bank covenant and agree as follows:

      1. AMENDMENT TO LOAN AGREEMENT.

      (a) The definition of "Acquisition Advance" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Acquisition Advance" means a Revolving Advance to be used for an Acquisition by Borrower or CICA of an operating insurance company or a holding company engaged solely in the business of insurance through one or more subsidiaries.

      (b) The definition of "Acquisition Consideration" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Acquisition Consideration" means the consideration given by Borrower or CICA for an Acquisition, including but not limited to the sum of (without duplication) (a) the fair market value of any cash, property (including capital stock) or services given, plus (b) consideration paid with proceeds of Indebtedness permitted pursuant to this Agreement, plus (c) the amount of any Indebtedness assumed, incurred or guaranteed (to the extent not otherwise included) in connection with such Acquisition by Borrower or CICA.

      (c) The definition of "Interest Payment Date" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Interest Payment Date" means (a) the fifth day of each month following the end of each fiscal quarter of Borrower, and (b)(i) with respect to the Revolving Loan, the Maturity Date or (ii) with respect to the Term Loan, the Term Loan Maturity Date.

      (d) The definition of "Loan Documents" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Loan Documents" means this Agreement, the Note, the Term Note, the Security Agreement, the CICA Security Agreement, and any other instruments, documents, and agreements executed and/or delivered pursuant to the terms of this Agreement, and any future amendments, modifications, restatements, renewals, or extensions hereof or thereof.

      (e) The definition of "Obligations" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Obligations" means all present and future indebtedness, obligations, and liabilities, and all renewals and extensions thereof, or any part thereof, of Borrower to Bank arising pursuant to this Agreement, the Note, the Term Note or any of the other Loan Documents, and all interest accruing thereon and costs, expenses, and reasonable attorney's fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, but not limited to, the indebtedness, obligations, and liabilities evidenced, secured, or arising pursuant to any of the Loan Documents, and all renewals and extensions thereof, or any part thereof, and all present and future amendments thereto, and including all amounts that would be owed by Borrower or any other Person under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a proceeding pursuant to Debtor Relief Laws involving Borrower or any other Person (including all such amounts that would become due or would be secured but for the filing of any petition, or the commencement of any proceeding, under any Debtor Relief
      Laws).

      (f) The definition of "Revolving Commitment" set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

            "Revolving Commitment" means the obligation of Bank to make the Revolving Advances, pursuant to Section 2.1, in the aggregate principal amount not to exceed the difference between (a) $30,000,000 minus (b) the Term Outstanding Amount.

      (g) Section 1.1 of the Loan Agreement is hereby amended by adding the defined terms "CICA Security Agreement," "Loan," "Second Amendment," "Second Amendment Effective Date," "Semi-Annual Date," "Term Loan," "Term Note," "Term Maturity Date," and "Term Outstanding Amount" thereto in proper alphabetical order to read as follows:

            "CICA Security Agreement" means that certain Security Agreement, dated as of October 1, 2004, executed by CICA pursuant to the Second Amendment whereby CICA pledges 100% of the issued and outstanding capital stock of Security Plan as collateral security for payment of the Obligations, as the same may be amended, modified, supplemented or restated from time to time.

            "Loan" means an extension of credit by Bank to Borrower under
      Article II in the form of the Revolving Loan or the Term Loan.

            "Second Amendment" means the Second Amendment to Loan Agreement, dated as of October 1, 2004, between Borrower and Bank.

            "Second Amendment Effective Date" means the date that all of the conditions to effectiveness set forth in Section 3 of the Second Amendment have been satisfied.

            "Security Plan" has the meaning given to such term in the Background provision of the Second Amendment.

            "Semi-Annual Date" means the last Business Day of each June and December during the term of this Agreement.

            "Term Loan" has the meaning set forth in Section 2.1(b).

            "Term Note" means the promissory note issued by Borrower pursuant to this Agreement to evidence the Term Loan in substantially the same form as Exhibit B hereto.

            "Term Maturity Date" means the earlier of (a) November 1, 2009, and
      (b) the date the Obligations are accelerated.

            "Term Outstanding Amount" means the aggregate outstanding principal amount of the Term Loan after giving effect to any prepayments or repayments of the Term Loan occurring on such date.

      (h) Article II of the Loan Agreement is hereby amended to read as follows:

                                   ARTICLE II

                          REVOLVING LOAN AND TERM LOAN

            Section 2.1 Revolving Advances and Term Loan.

            (a) Revolving Advances. Subject to the terms and conditions herein set forth, Bank agrees to make advances to Borrower from time to time on any Business Day during the period from the Closing Date to the Maturity Date (the "Revolving Advances"), in an aggregate amount not to exceed at any time outstanding the Revolving Commitment (such outstanding Revolving Advances collectively referred to herein as the "Revolving Loan"). Bank shall have no obligation to make a Revolving Advance (a) to the extent the amount of the requested Revolving Advance plus all outstanding Revolving Advances exceeds the Revolving Commitment, (b) to the extent the amount of a requested Acquisition Advance exceeds 90% of the Acquisition Consideration for such Acquisition, and (c) to the extent the amount of a requested Corporate Advance plus all outstanding Corporate Advances exceeds $5,000,000 in the aggregate. Borrower's obligation to pay the Revolving Advances shall be evidenced by the Note and, except for the Corporate Advances, shall be secured by the Collateral. Within the limits set forth in this Section 2.1, Borrower may borrow, prepay pursuant to
      Section 2.3 and reborrow. Upon the conversion of the outstanding Revolving Advances to the Term Loan on the Second Amendment Effective Date as set forth in Section 2.1(b), the Revolving Commitment shall be automatically reduced to zero and Bank shall make no additional Revolving Advances to Borrower; provided, however, upon each prepayment or repayment of the Term Loan by Borrower, the Revolving Commitment shall be reinstated to an aggregate amount equal to the difference between (a) $30,000,000 minus (b) the Term Outstanding Amount.

            (b) Term Loan. Subject to the terms and conditions herein set forth, Bank agrees convert the Revolving Advances outstanding on the Second Amendment Effective Date to a term loan (the "Term Loan") to Borrower in an aggregate principal amount not to exceed $30,000,000. Borrower's obligation to pay the Term Loan shall be evidenced by the Term Note and shall be secured by the Collateral. The Term Loan may not be repaid and then reborrowed.

            Section 2.2 Procedures for Requesting Revolving Advances. Borrower shall comply with the following procedures in requesting Revolving
      Advances:

            (a) Time for Requests. Borrower shall submit a Request for each (i) Acquisition Advance of less than $12,000,000 and Corporate Advance not later than 11:00 a.m. on the Business Day which is the date such Revolving Advance is to be made, and (ii) Acquisition Advance equal to or in excess of $12,000,000, not later than at least twenty (20) days before the date such requested Revolving Advance is to be made. Each such Request shall be effective upon receipt by Bank, shall be in writing signed by two (2) Authorized Representatives of Borrower or persons whom Bank reasonably believes to be an Authorized Representative of Borrower, and shall specify whether the requested Revolving Advance shall be an Acquisition Advance or a Corporate Advance. Bank may, in its sole discretion, accept and honor telephonic or electronic (including facsimile) requests for Revolving Advances, and if Bank does accept and honor any telephonic or electronic request, it may require written confirmation thereof from Borrower. Borrower shall repay all Revolving Advances even if Bank does not receive such confirmation and even if the person requesting a Revolving Advance was not in fact authorized to do so. Any request for a Revolving Advance, whether written or telephonic, shall be deemed to be a representation by Borrower that the applicable conditions set forth in Article V have been satisfied as of the time of the request.

            (b) Disbursement. Upon fulfillment of the applicable conditions set forth in Article V, Bank shall disburse the proceeds of the requested Revolving Advance by crediting the same to Borrower's demand deposit account maintained with Bank unless Bank and Borrower shall agree in writing to another manner of disbursement.

            Section 2.3 Voluntary Prepayments. Borrower may, upon notice to Bank, at any time or from time to time voluntarily prepay the Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by Bank not later than 11:00 a.m. of the date of prepayment; (ii) any prepayment of the Loans shall be in a principal amount of $100,000 or a whole multiple thereof (or, in each case if less, the entire principal amount thereof then outstanding). Each such notice shall specify the date and amount of such prepayment and whether such Loan is a Revolving Loan or a Term Loan. If such notice is given by Borrower, Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

            Section 2.4 Mandatory Prepayments. On or before any date of any reduction of the Revolving Commitment, Borrower shall prepay Revolving Loans in an amount necessary to reduce the sum of Revolving Loans to an amount less than or equal to the Revolving Commitment as so reduced.

            Section 2.5 Repayment of the Loans.

            (a) To the extent not otherwise required to be paid earlier as provided herein, Borrower shall repay the Revolving Loan on the Maturity Date.

            (b) To the extent not otherwise required to be paid earlier as provided herein, Borrower shall repay the Term Loan on each Semi-Annual Date and on the Term Maturity Date based upon the amounts set forth below next to each such Semi-Annual Date:

 Semi-Annual Date         Amortization
 ----------------         ------------
May 1, 2005                $3,000,000

November 1, 2005           $3,000,000

May 1, 2006                $3,000,000

November 1, 2006           $3,000,000

May 1, 2007                $3,000,000

November 1, 2007           $3,000,000

May 1, 2008                $3,000,000

November 1, 2008           $3,000,000

May 1, 2009                $3,000,000

Term Maturity Date         $3,000,000
                      and all other unpaid
                      principal amount of
                      the Term Loan and
                      unpaid obligations
                      accrued in connection
                      with the Term Loan

            Section 2.6 Interest.

            (a) Subject to the provisions of subsection (b) below, each Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the lesser of (x) the Highest Lawful Rate or (y) the Rate.

            (b) If any amount payable by Borrower under any Loan Document is not paid when due (giving effect, however, to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times, to the fullest extent permitted by applicable Laws, equal to the lesser of (x) the Default Rate or (y) the Highest Lawful Rate. Furthermore, upon the request of Bank, while any Default exists, Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times, to the fullest extent permitted by applicable Laws, equal to lesser of (x) the Default Rate or (y) the Highest Lawful Rate. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

            (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

            (d) The Rate shall be reset at the end of each 30-day period during the term of the Loans.

            Section 2.7 Computation of Interest. Subject to Section 10.15, all computations of interest for Loans shall be made on the basis of a year of 360 days and the actual number of days elapsed.

            Section 2.8 Payments Generally.

            (a) All payments to be made by Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment, setoff or Taxes. Except as otherwise expressly provided herein, all payments by Borrower hereunder shall be made to Bank, at the Principal Office of Bank in Dollars and in immediately available funds not later than 11:00 a.m. on the date specified herein. All payments received by Bank after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

            (b) If any payment to be made by Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

            (c) Nothing herein shall be deemed to obligate Bank to obtain the funds for any Revolving Advance in any particular place or manner or to constitute a representation by Bank that it has obtained or will obtain the funds for any Revolving Advance in any particular place or manner.

            (d) Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document.

            Section 2.9 Termination of Revolving Commitment.

            (a) Borrower shall have the right to terminate the Revolving Commitment at any time.

            (b) On the Maturity Date, the Revolving Commitment shall automatically terminate.

            (c) Upon any termination of the Revolving Commitment pursuant to this Section 2.9, Borrower shall immediately make a prepayment of Revolving Loans in accordance with Section 2.4 unless otherwise mutually agreed upon by Borrower and Bank. Borrower shall not have any right to rescind any termination. Once terminated, the Revolving Commitment may not be reinstated.

      (i) Section 3.1 of the Loan Agreement is hereby amended by amending clause
(a) thereof to read as follows:

      (a) any and all shares of capital stock of any Subsidiary hereafter acquired or formed by Borrower or CICA using all or a portion of proceeds from any Revolving Advance, which shall not be less than 100% of issued and outstanding capital stock or other equity interests of such entity;

      (j) Section 5.3 of the Loan Agreement is hereby amended to read as follows:

            Section 5.3 Conditions Precedent to All Acquisition Advances. In addition to the conditions precedent in Sections 5.1 and 5.2, the obligations of Bank to make each Acquisition Advance shall be subject to the conditions precedent that Bank shall receive prior to or on the date of such Acquisition Advance, an assignment of proceeds of a Surplus Debenture in at least the amount of such Acquisition Advance, any amendments or supplements to the Security Agreement or the CICA Security Agreement required by Bank, and evidence that the Acquisition to which such requested Acquisition Advance relates has been approved by the board of directors or other governing body of the Person being acquired.

      (k) Section 6.1 of the Loan Agreement is hereby amended to read as follows:

            Section 6.1 Proceeds. Use the proceeds of the Loans for proper corporate purposes and as represented and warranted herein.

      (l) Section 6.10 of the Loan Agreement is hereby amended to read as follows:

            Section 6.10 Expenses of Bank. Promptly pay all reasonable costs, fees, and expenses paid or incurred by Bank incident to any of the Loan Documents (including reasonable attorneys' fees and expenses incurred in connection with the negotiation, preparation, and execution thereof and any amendment thereto and the making of the Loans, whether or not the transactions contemplated hereby are consummated) or the valid enforcement of the obligations of Borrower, or the valid exercise of any Rights (including, but not limited to, reasonable attorneys' fees and court costs), all of which shall be and become a part of the Obligations.

      (m) Section 7.20 of the Loan Agreement is hereby amended to read as follows:

            Section 7.20 Use of Proceeds. Use the proceeds of any portion of the Loans to directly or indirectly purchase or carry Margin Stock.

      (n) Section 10.5 of the Loan Agreement is hereby amended to read as follows:

            Section 10.5 Right of Set-off. Upon the occurrence and during the continuance of any Default under Sections 7.9, 7.10, 7.11 and 8.1, Bank (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Bank (or any of its affiliates) to or for the credit or the account of Borrower against any and all of the obligations of Borrower now or hereafter existing under this Agreement, the Note and the Term Note, irrespective of whether Bank shall have made any demand under this Agreement, the Note or the Term Note and although such obligations may be unmatured. Bank agrees promptly to notify Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section 10.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that Bank may have.

      (o) Section 10.15 of the Loan Agreement is hereby amended to read as follows:

            Section 10.15 No Usury Intended; Usury Savings Clause. In no event shall interest contracted for, charged or received under this Agreement, the Note, the Term Note or any other Loan Document, plus any other charges in connection herewith or therewith which constitute interest exceed the Highest Lawful Rate permitted by applicable Law. If Bank shall receive interest (including any charges or other amounts which constitute interest) in an amount that exceeds the Highest Lawful Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to Borrower. In determining whether the interest contracted for, charged, or received by Bank exceeds the Highest Lawful Rate, Bank may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

      (p) Schedule 4.10 to the Loan Agreement is hereby amended to be in the form attached to this Second Amendment as Schedule 4.10.

      (q) Schedule 4.12 to the Loan Agreement is hereby amended to be in the form attached to this Second Amendment as Schedule 4.12.

      (r) Schedule 4.14 to the Loan Agreement is hereby amended to be in the form attached to this Second Amendment as Schedule 4.14.

      (s) Schedule 4.21 to the Loan Agreement is hereby amended to be in the form attached to this Second Amendment as Schedule 4.21.

      (t) A new Exhibit B is hereby added to the Loan Agreement to be in the form attached to this Second Amendment as Exhibit B.

      2. AMENDMENT TO SECURITY AGREEMENT. Schedule A to the Security Agreement is hereby amended, to be in the form attached to this Second Amendment as Schedule A.

      3. REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

      (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

      (b) no event has occurred and is continuing which constitutes a Default;

      (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment and the Term Note, (ii) this Second Amendment and the Term Note have been duly executed and delivered by the Borrower, and (iii) this Second Amendment, the Term Note and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

      (d) neither the execution, delivery and performance of this Second Amendment, the Term Note or the Loan Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or articles of incorporation or bylaws of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

      (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this Second Amendment or the Term Note.

      4. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

      (a) the representations and warranties set forth in Section 2 of this Second Amendment shall be true and correct;

      (b) Bank shall have received counterparts of this Second Amendment executed by the Borrower and the Bank;

      (c) Bank shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment and the Term Note;

      (d) Bank shall have received an assignment of proceeds of a Surplus Debenture in connection with the Acquisition Advance made for the Security Plan Acquisition in form and substance satisfactory to Bank and approved by the appropriate Insurance Regulatory Authorities;

      (e) Bank shall have received (i) evidence that the conditions precedent to all Acquisition Advances set forth in Section 5.3 of the Loan Agreement have been satisfied with respect to the Security Plan Acquisition and (ii) copies of the acquisition documents and pro forma Financial Statements of Borrower required pursuant to Section 5.4 of the Loan Agreement with respect to the Security Plan Acquisition;

      (f) Bank shall have received an opinion of Borrower's General Counsel, as counsel to Borrower, in form and substance satisfactory to Bank, with respect to matters set forth in Sections 2(c), (d) and (e) of this Second Amendment;

      (g) Bank shall have received the duly executed Term Note;

      (h) Bank shall have received payment of all outstanding legal fees and expenses in respect of the Loan Agreement;

      (i) Bank shall have received an Officer's Certificate of Security Plan in form and substance satisfactory to Bank;

      (j) Bank shall have received an Officer's Certificate of CICA in form and substance satisfactory to Bank, including resolutions authorizing the execution of the Surplus Debenture in connection with the Security Plan Acquisition and the CICA Security Agreement; and

      (k) Bank shall have received in form and substance satisfactory to Bank and its counsel, such other documents, certificates and instruments as Bank shall require.

      5. REFERENCE TO THE LOAN AGREEMENT.

      (a) Upon the effectiveness of this Second Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

      (b) The Loan Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

      6. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Bank in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto).

      7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to Bank (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

      8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

      9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

      10. ENTIRE AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

      IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

                                                BORROWER:

                                                CITIZENS, INC.

                                                By: /s/ Mark A. Oliver
                                                    ---------------------------
                                                Name: Mark A. Oliver
                                                Title: President

                                                BANK:

                                                REGIONS BANK

                                                By: /s/ Todd A. Self
                                                    ---------------------------
                                                Name: Todd A. Self
                                                Title: Vice President

                                    EXHIBIT B

                                FORM OF TERM NOTE

      $________________                                      September ___, 2004

      FOR VALUE RECEIVED, the undersigned, CITIZENS, INC., a Colorado corporation ("Maker"), hereby unconditionally promises to pay to the order of REGIONS BANK, an Alabama banking association ("Bank"), at the Principal Office specified in the hereinafter defined Loan Agreement, the principal amount of ______________________ DOLLARS ($____________) or so much thereof as may be disbursed and outstanding hereunder, under the Loan Agreement or under the other Loan Documents, such amount being due and payable in the amounts and at such times as are specified in the Loan Agreement.

      Maker further agrees to pay interest at the Principal Office of Bank on the unpaid principal amount hereof from time to time at the applicable rate per annum and on the dates set forth in the Loan Agreement until such principal amount is paid in full (both before and after judgment).

      This Term Note evidences the Term Loan made pursuant to, and has been executed and delivered under, and is subject to the terms and conditions, of, that certain Loan Agreement dated effective as of March 22, 2004 (as the same may be amended, modified, supplemented, renewed, extended, restated, substituted, increased, rearranged and/or replaced from time to time, the "Loan Agreement"), among the Maker and Bank, and is the Term Note referred to therein. Unless otherwise defined herein or unless the context hereof otherwise requires each term used herein with its initial letter capitalized has the meaning given to such term in the Loan Agreement. Reference is made to the Loan Agreement and the other Loan Documents for provisions affecting this Term Note regarding payments and mandatory and voluntary prepayments, acceleration of maturity, exercise of Rights, payment of attorneys' fees, court costs, and other costs of collection, certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder, and security for the payment hereof.

      All payments due to the Bank hereunder shall be made in Dollars in immediately available funds a the place and in the manner specified in the Loan Agreement.

      This Term Note is (a) entitled to the benefits of the Loan Documents and
(b) secured by the Collateral.

      Upon the occurrence of any one or more Defaults specified in the Loan Agreement, all amounts then remaining unpaid on this Term Note shall become, or may be declared to be, immediately due and payable, all as provided herein. The Maker hereby waives diligence, presentment, demand, protest, notice of default, notice of intention to accelerate, notice of acceleration and notice of any kind whatsoever.

      THIS TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

      THIS TERM NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      EXECUTED and delivered on the first date written above.

                                                CITIZENS, INC.

                                                By: ________________________
                                                    Mark A. Oliver
                                                    President

                                  SCHEDULE 4.10

                                  SCHEDULE 4.12

                                  SCHEDULE 4.14

                                  SCHEDULE 4.21

                                  SCHEDULE A TO
                               SECURITY AGREEMENT
                              DATED March 22, 2004

The following property is a part of the Collateral as defined in Subsection
1(b):

      Surplus Debenture No. 2004-1 dated October 1, 2004, in the original principal amount of $30,000,000.00 executed by Citizens Insurance Company of America, a Colorado insurance company and payable to the order of Debtor.